EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. MACK III, Chairman of the Board, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                 JOHN E. MACK             L.S.
                                             -----------------------------

STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July 1998, before me personally came JOHN E. MACK III, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Treasurer and Assistant Secretary and the Principal Financial Officer of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                    STEVEN V. LANT        L.S.
                                             -----------------------------


STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Controller and Principal Accounting Officer of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                     DONNA S. DOYLE       L.S.
                                             -----------------------------


STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came DONNA S. DOYLE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JACK EFFRON, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                   JACK EFFRON            L.S.
                                             -----------------------------


STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came JACK EFFRON, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, FRANCES D. FERGUSSON, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                 FRANCES D. FERGUSSON     L.S.
                                             -----------------------------


STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came FRANCES D. FERGUSSON, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K. FRIDRICH, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                 HEINZ K. FRIDRICH        L.S.
                                             -----------------------------


STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came HEINZ K. FRIDRICH, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                EDWARD F. GALLAGHER       L.S.
                                             -----------------------------


STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came EDWARD F. GALLAGHER, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, President and Chief Executive Officer and a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, ELLEN AHEARN, STEVEN LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                PAUL J. GANCI             L.S.
                                             -----------------------------


STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came PAUL J. GANCI, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES LAFORGE, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                    CHARLES LAFORGE       L.S.
                                             -----------------------------


STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came CHARLES LAFORGE, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public

                                  EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD P. SWYER, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $45,000,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 24th day of July, 1998.


                                                     EDWARD P. SWYER      L.S.
                                             -----------------------------

STATE OF NEW YORK   )
                        :  ss.:
COUNTY OF DUTCHESS  )

     On this 24th day of July, 1998, before me personally came EDWARD P. SWYER, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                        BETH ALLEN        L.S.
                                             -----------------------------
                                                      Notary Public